UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 28, 2004
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                Date of report (Date of earliest event reported)

                               CCP WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)

              DELAWARE                            333-102629                          45-0486747
          ---------------                     -----------------                   -----------------
  (State or Other Jurisdiction of          (Commission File Number)         I.R.S. Employer Identification
           Incorporation)                                                               Number

         6040A SIX FORKS ROAD, SUITE 179, RALEIGH, NORTH CAROLINA 27609
                               -------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (919) 872-0401
                             ----------------------

                                       N/A
         (Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 28, 2004, CCP Worldwide, Inc. (the "Registrant") entered into a binding Agreement of Merger and Plan of Reorganization ("Merger Agreement"). Pursuant to the Merger Agreement, the Registrant's newly formed, wholly owned subsidiary, CCP Acquisition Corp, a Florida corporation ("Acquisition"), will merge (the "Merger") with and into Dyadic International, Inc., a Florida corporation ("Dyadic"). At the effective time of the Merger (the "Merger Effective Time"), Dyadic will be the surviving corporation in the Merger and become a wholly owned subsidiary of the Registrant. The Registrant will change its name to Dyadic International, Inc. and procure a new trading symbol that bears a closer resemblance to its new name. The shareholders of Dyadic will receive, in exchange for their Dyadic shares, the right to receive shares of the Registrant's common stock, par value $0.001 per share ("Registrant Common Stock"), and Dyadic's directors and officers will replace the Registrant's current directors and officers.

      Dyadic is a biotechnology company engaged in the development, manufacture and sale of proteins, enzymes, peptides, and other bio-molecules, and the collaborative licensing of its proprietary technologies. After the consummation of the Merger, Dyadic's name will be changed to Dyadic International (USA), Inc.

      In connection with the Merger Agreement, and in order to raise capital to fund the operating and other business activities of the Registrant following the consummation of the Merger, the Registrant will conduct a private offering ("Offering") of up to 7,507,507 investment units ("Investment Units") of securities of the Registrant, at a purchase price of $3.33 per Investment Unit, with each Investment Unit comprised of: one (1) share of Registrant Common Stock and a five year callable warrant (the "Investor Warrant") to purchase one share of Registrant Common Stock at an exercise price of $5.50 per share for each two Investment Units purchased. The Registrant may agree, in Dyadic's discretion, to effect the initial closing of the Offering with less than 7,507,507 Investment Units (or $25 million of gross proceeds), but in no event will the initial closing of the Offering occur unless at least 6,006,006 Investment Units (or $20 million in gross proceeds) have been purchased. In addition, Registrant may agree, in Dyadic's discretion, to sell up to 1,501,501 additional Investment Units, so that the gross proceeds of the Offering may aggregate up to $30 million. Unless sooner terminated, the Offering will expire on November 5, 2004, provided, that the Registrant, in Dyadic's discretion, may extend the term of the Offering for up to an additional 90 days. The consummation of the Offering is a condition to the consummation of the Merger.

      At the closing of the Offering, an affiliate of Dyadic has committed to purchase shares of Registrant Common Stock and Investor Warrants aggregating to the equivalent of 367,868 Investment Units ("Co-Investment Units"), at the price of $3.33 per Co-Investment Unit equivalent, in exchange for the cancellation of $1,225,000 of Dyadic indebtedness to such affiliate. The Co-Investment Units are not considered as part of the Offering.

      The Offering and the issuance of the Co-Investment Units will be conducted pursuant to Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended ("Securities Act"), and pursuant to (i) a confidential private offering memorandum containing information about the Offering, the Co-Investment Units, the Merger and related transactions, the Registrant, and Dyadic; (ii) the subscription agreements ("Subscription Agreements") to be executed by each investor in the Offering; and (iii) the agreement ("Placement Agency Agreement") of the Registrant and Dyadic with the placement agents who are assisting the Registrant and Dyadic in the Offering (the "Placement Agents"). The Placement Agency Agreement provides that upon the closing of the Offering, the Placement Agents will be paid cash compensation in an amount equal to 7% of the funds raised in the Offering, and the Registrant will issue to the Placement Agents two classes of warrants. One class will be in an amount equal to 7% of the Investor Warrants sold in the Offering with terms different from the Investor Warrants, and the other class will be in an amount equal to 7% of the Investor Warrants sold in the Offering on the same terms as the Investor Warrants. The Registrant securities issued to the investors in the Offering, the purchasers of the Co-Investment Units and to the Placement Agents shall be restricted securities within the meaning of Rule 144 under the Securities Act.

      The Registrant has agreed to file within 60 days following the closing of the Offering a registration statement ("Registration Statement") under the Securities Act with the SEC to register for resale the shares of Registrant Common Stock acquired in the Offering, the shares of Registrant Common Stock that are included in the Co-Investment Units and the shares of Registrant Common Stock underlying the Investor Warrants. Registrant will be obligated to maintain the effectiveness of the Registration Statement for two years, subject to periods in which the Registrant is updating the information in the Registration Statement in compliance with applicable securities laws. If the Registration Statement is not timely filed or the effective date (the "Registration Date") of the Registration Statement does not occur within 150 days following the closing of the Offering, the Registrant will be obligated to make payments, as liquidated damages, to subscribers in the Offering in the amount of 1% of the gross proceeds of the Offering for every month, pro rata, that the Registrant is in default of such obligations.

      Concurrently with and as a condition to the consummation of the Merger under the Merger Agreement, Registrant will split off its only subsidiary, other than Acquisition, Custom Craft Packaging Company, Inc., a North Carolina corporation ("Custom Craft"), pursuant to a split-off agreement ("Split-Off Agreement") among the Registrant, Dyadic, Custom Craft and David Allison ("Allison"), a Director, principal stockholder, and President, Chief Executive Officer, and Secretary of the Registrant. Pursuant to the Split-Off Agreement, Mr. Allison will acquire all of the outstanding capital stock of Custom Craft in exchange for his 3,000,000 shares of Registrant Common Stock. Except for unknown contingent liabilities against which the Registrant will be receiving a non-recourse indemnification from a shareholder of Registrant secured by a pledge of 225,000 shares of Registrant Common Stock, it is expected that the Registrant will have no material liabilities associated with its former ownership of Custom Craft. Allison will resign his offices immediately following the closing of the Offering. After giving effect to the Split-Off Agreement and the consummation of the Merger, Dyadic will continue its business, and the Registrant will be the sole stockholder of Dyadic.

      The Merger Agreement requires Registrant, with the consent of Dyadic, to take the necessary steps, either through a stock split, reverse stock split, stock repurchase or redemption, or stock dividend ("Stock Adjustment Steps"), to ensure that there shall be only 1,651,138 shares of Registrant Common Stock that are issued and outstanding as of the Merger Effective Time, not including shares of Registrant Common Stock to be issued in the Offering and the Merger and the shares of Registrant Common Stock to be redeemed from Allison pursuant to the consummation of the Split-Off.

      The Merger Agreement also requires Registrant, with the consent of Dyadic, to take the necessary steps, either through forgiveness from creditors, additional capital contributions or stock sales ("Net Worth Adjustment Steps"), to ensure that the net worth of Registrant immediately following the consummation of the Split-Off and the payment of all costs, expenses and fees incurred by Registrant and its subsidiaries in connection with the consummation of the Merger, the Offering and the Split-Off, but without taking into account the assets or liabilities of Dyadic and the proceeds from the Offering is not less than zero.

      The Merger Agreement also provides that the obligations to issue securities under outstanding options, including options granted under the Dyadic Equity Compensation Plan of 2001 (the "Dyadic Plan"), warrants to purchase Dyadic common stock and securities convertible into Dyadic common stock (collectively, "Dyadic Derivative Securities") shall be assumed as of the Merger Effective Date by the Registrant so that the holders of the Dyadic Derivative Securities will receive, upon any exercise or conversion of the Dyadic Derivative Securities, Registrant Common Stock in lieu of Dyadic shares. In addition, the Merger Agreement provides that certain investors in a prior Dyadic private placement stock offering between April 8, 2004 and July 31, 2004 are to be issued warrants ("Registrant Warrants") to purchase Registrant Common Stock similar to the Investor Warrants.

      It is intended that the issuance of shares of Registrant Common Stock in the Merger, and the issuance of the Registrant Warrants (and the underlying shares of Registrant Common Stock) and the assumption of the obligations to issue securities under the Dyadic Derivative Securities (and the underlying shares of Registrant Common Stock) in connection with the Merger, will be exempt from registration under the Securities Act pursuant to Regulation D; therefore, such securities will be restricted securities within the meaning of Rule 144 under the Securities Act.

      The Merger Agreement also provides that Registrant will include in the Registration Statement the shares of Registrant Common Stock (i) issued to the Dyadic shareholders, (ii) issuable upon exercise or conversion, as the case may be, of the Dyadic Derivative Securities assumed by Registrant and (iii) issuable upon exercise of the Registrant Warrants. Following the Registration Date, Registrant intends to file a registration statement on Form S-8 under the Securities Act to register all of the shares of Registrant Common Stock to be issued or reserved for issuance under the Dyadic Plan.

      The Merger Agreement provides that Registrant will enter into Lock-Up Agreements with the following persons pursuant to which they have agreed not to offer, sell or otherwise dispose of any of the shares of Registrant Common Stock to be acquired by them for specific periods of time: (i) members of Dyadic's management; (ii) the largest non-management shareholder of Dyadic and (iii) one current shareholder of the Registrant.

      The Merger Agreement also provides that promptly following the closing of the Offering and the Merger, the Registrant will file an amended and restated Certificate of Incorporation to implement changes intended to deter hostile takeovers or delay changes in control or management of the Registrant, which could have an adverse effect on the market price of the Common Stock, and to change the Registrant's name ("Amended and Restated Certificate"). The Merger Agreement also requires the Registrant to amend and restate its bylaws to include, among other things, conforming changes.

      Immediately after the consummation of the Merger (assuming no exercise of dissenters rights by any Dyadic shareholder), the Offering (assuming the sale of 7,507,507 Investor Units), Co-Investment Units, the Split-Off Agreement, the Stock Adjustment Steps, and the Net Worth Adjustment Steps, the former Dyadic shareholders will own approximately 57.48% of the outstanding shares of Registrant Common Stock, the subscribers in the Offering will own 33.50% of the outstanding shares of Registrant Common Stock, the holders of the Co-Investment Units will own 1.64% of the outstanding shares of Registrant Common Stock, and the pre-merger stockholders of the Registrant will own 7.38% of the outstanding shares of Registrant Common Stock. These calculations exclude the effect of any outstanding options, warrants, or convertible securities to acquire shares of Registrant Common Stock.

      The consummation of the foregoing transactions is contingent upon the occurrence of a number of events, including but not limited to, consummation of the Offering, the approval of the Merger and related transactions by the stockholders of Dyadic and the Registrant, and the satisfaction of the other conditions to closing contained in the Merger Agreement and the Split-Off Agreement. Stockholders of each of Dyadic and the Registrant holding the requisite votes to approve the Merger and the related transactions have executed voting agreements pursuant to which they have agreed to vote to approve the Merger and the related transactions, including the Split-Off Agreement. There can be no assurance that the Merger, the Offering or the Split-Off Agreement will be consummated or, if consummated, that such transactions will be consummated on the terms set forth in the Merger Agreement or the Split-Off Agreement.

      This Current Report on Form 8-K contains summaries of certain documents. Such summaries do not purport to be complete and are qualified in their entirety by reference to the text of the original documents, which are exhibits to this Form 8-K.

THIS CURRENT REPORT ON FORM 8-K DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO PURCHASE SECURITIES OF THE REGISTRANT. ANY OFFER OF SECURITIES MADE BY THE REGISTRANT OR OTHER PERSON ON BEHALF OF THE REGISTRANT MAY BE MADE ONLY PURSUANT TO MATERIALS AND OTHER OFFERING DOCUMENTS PREPARED BY THE REGISTRANT AND DELIVERED TO QUALIFIED PURCHASERS EXPRESSLY FOR USE IN CONNECTION WITH, OR PURSUANT TO AN EXEMPTION FROM, SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES OFFERED HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

2.1 Agreement of Merger and Plan of Reorganization among CCP Worldwide, Inc., CCP Acquisition Corp., and Dyadic International, Inc., dated as of September 28, 2004 (the Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-B and will be provided to the Securities and Exchange Commission upon request. Also the names of the Placement Agents have been omitted pursuant to Rule 135c of the Securities Act).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CCP Worldwide, Inc.
Date: September 30, 2004
                                            By: /s/ David R. Allison
                                                --------------------
                                                David R. Allison
                                                President